EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

We, Nicholas R. Schacht, Chief Executive Officer of Learning Tree International, Inc. (“the Company”), and LeMoyne T. Zacherl, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that

1.	The Annual Report on Form 10-K of the Company for the year ended September 30, 2005 (“the Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 11, 2006

/s/ NICHOLAS R. SCHACHT
Nicholas R. Schacht Chief Executive Officer

/s/ LEMOYNE T. ZACHERL
LeMoyne T. Zacherl Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.